                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      STAGECOACH FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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

                     IMPORTANT NOTICE: PLEASE COMPLETE THE
                     ENCLOSED PROXY BALLOT AND RETURN IT AS
                  SOON AS POSSIBLE. FOR YOUR CONVENIENCE, YOU
                MAY VOTE BY CALLING THE TOLL-FREE NUMBER PRINTED
                ON YOUR PROXY BALLOT 24 HOURS A DAY. IF YOU HAVE
                ANY QUESTIONS YOU MAY CALL D.F. KING & CO., INC.
        TOLL-FREE AT 1-800-326-3066 FROM 6:00 A.M. TO 7:00 P.M. PACIFIC
             TIME. YOU ALSO MAY VOTE BY FAXING YOUR PROXY BALLOT TO
           D.F. KING & CO., INC. AT 1-212-269-2796 OR BY INTERNET AT
              WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE
                      OR FAXED VOTE WILL BE MAILED TO YOU.


                             STAGECOACH FUNDS, INC.
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201


                                  June 1, 1999


Dear Valued Shareholder:


    We are seeking your approval of a proposed reorganization of your Stagecoach Fund into a new Fund of Wells Fargo Funds Trust. The proposed reorganization is part of a larger plan to consolidate the Stagecoach Fund family with the Norwest Advantage Fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. In a separate proxy statement, Norwest Advantage Funds also are seeking approval from their shareholders for this reorganization.


    Currently, the Stagecoach fund family and the Norwest Advantage Fund family are organized in six different legal entities. By consolidating these Fund families into new entities, we expect to reduce management and administrative inefficiencies arising from the operation of six separate legal entities. We also will achieve increased market presence for the new consolidated Fund family, which we believe will be advantageous for all Fund shareholders.

    WELLS FARGO BANK HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.

    THE BOARDS OF DIRECTORS AND TRUSTEES OF THE STAGECOACH AND NORWEST ADVANTAGE FUNDS HAVE UNANIMOUSLY APPROVED THE REORGANIZATION AND BELIEVE THAT IT IS IN THE BEST INTERESTS OF SHAREHOLDERS, AND THAT THE INTERESTS OF SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THEY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL AND APPROVE THE REORGANIZATION BY VOTING YOUR PROXY.


    Under the reorganization, each of the Stagecoach Funds listed below will transfer all of its assets and liabilities to a Wells Fargo Trust Fund with substantially the same investment objectives and principal investment strategies. We will refer to these Fund groups as the SC Funds and the WF Funds and all of them together as the Funds. After the reorganization, SC shareholders will own the exact number of shares with the same total value in the WF Fund that they owned in the SC Fund immediately before the reorganization.


  WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

    - The combined Stagecoach and Norwest Advantage Fund family will provide investors with a fund family with a wider array of investment options and therefore more choices of available funds.

    - The reorganization will be tax-free for all Funds, except for the Treasury Plus Money Market Fund, and the shareholders of this Fund are not expected to experience any tax consequences if the reorganization is approved.

    - By reducing the number of legal entities from six to three, the reorganization will result in operating efficiencies.

    - Wells Fargo will pay all of the costs of the reorganization.


    You do not need to make any changes to your investments now. We are confident that you will be pleased with the choices in the new WF Fund family.


    Please read the enclosed proxy materials and consider the information presented. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may send your proxy to us by fax at 1-212-269-2796, or vote on the internet (http:// www.proxyvote.com), or by calling the toll-free number printed on your proxy ballot. We encourage you to vote promptly.

                                          Very truly yours,


                                          /s/ R. Greg Feltus
                                          R. Greg Feltus
                                          President
                                          Stagecoach Funds, Inc.

                             ARIZONA TAX-FREE FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                     CALIFORNIA TAX-FREE MONEY MARKET TRUST
                              CORPORATE BOND FUND
                               EQUITY INDEX FUND
                               EQUITY VALUE FUND
                             INDEX ALLOCATION FUND
                           INTERNATIONAL EQUITY FUND
                               MONEY MARKET TRUST
                      NATIONAL TAX-FREE MONEY MARKET TRUST
                              OREGON TAX-FREE FUND
                          OVERLAND EXPRESS SWEEP FUND
                             STRATEGIC INCOME FUND
                 TREASURY PLUS MONEY MARKET FUND (A & E shares)
                         VARIABLE RATE GOVERNMENT FUND


                        SERIES OF STAGECOACH FUNDS, INC.
                               111 CENTER STREET
                             LITTLE ROCK, AR 72201

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR AUGUST 5, 1999

    This is the formal agenda for the Funds' special shareholder meeting. It tells shareholders what matters will be voted on and the time and place of the meeting.

To the Shareholders of SC Funds, Inc.:


    A special meeting of the shareholders will be held on Thursday, August 5, 1999, at 10:00 a.m. (Eastern Time) at the office of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C., to consider the following:


    1. A proposal to approve an Agreement and Plan of Reorganization for the SC Funds. Under this Agreement, the SC Funds listed above will transfer all of their assets and liabilities to a newly-created corresponding WF Fund in exchange for shares of the WF Fund. These shares will be distributed proportionately to the shareholders of the SC Fund. The WF Fund also would assume the liabilities of the SC Fund.

    2.  Any other business that properly comes before the meeting.

    Shareholders of record as of the close of business on May 6, 1999 are entitled to vote at the meeting and any related follow-up meetings.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD (VOTING INSTRUCTION CARD) OR VOTE ON THE INTERNET OR BY TELEPHONE.


                                          By Order of the Board of Directors
                                          Richard H. Blank, Jr.
                                          Secretary



June 1, 1999


              YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE
              NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                             ARIZONA TAX-FREE FUND
                         CALIFORNIA TAX-FREE BOND FUND
                        CALIFORNIA TAX-FREE INCOME FUND
                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                     CALIFORNIA TAX-FREE MONEY MARKET TRUST
                              CORPORATE BOND FUND
                               EQUITY INDEX FUND
                               EQUITY VALUE FUND
                             INDEX ALLOCATION FUND
                           INTERNATIONAL EQUITY FUND
                               MONEY MARKET TRUST
                      NATIONAL TAX-FREE MONEY MARKET TRUST
                              OREGON TAX-FREE FUND
                          OVERLAND EXPRESS SWEEP FUND
                             STRATEGIC INCOME FUND
                 TREASURY PLUS MONEY MARKET FUND (A & E shares)
                         VARIABLE RATE GOVERNMENT FUND

                            COMBINED PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?


    On March 25, 1999, the Board of Directors approved a plan to reorganize the SC Funds into newly created WF Funds with the same investment objectives and principal investment strategies. The proposed Reorganization is part of a larger plan to consolidate the Stagecoach Fund family with the Norwest Advantage Fund family, following last November's merger of Wells Fargo & Company and Norwest Corporation. This proxy statement contains the information shareholders should know before voting on the proposed Reorganization.


HOW WILL THE REORGANIZATION WORK?

    The Reorganization will have three steps:

    - the transfer of the assets of the SC Funds to the corresponding WF Funds in exchange for shares of the WF Funds of equivalent value to the net assets transferred;

    - the pro rata distribution of the WF Fund's shares to the shareholders of record of the SC Fund as of the effective date of the Reorganization in full redemption of those shareholders' shares in the SC Fund; and


    - the immediate liquidation and termination of the SC Fund.



    As a result of the Reorganization, shareholders of SC Funds will instead own the same number of shares of the corresponding WF Fund with the same total value as the shares of the SC Fund that they held immediately before the Reorganization. If any SC Funds fails to approve the Reorganization, it will not participate in the Reorganization and it will not be terminated. In such a case, the SC Fund will continue its operations and its Directors will consider what further action is appropriate.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

    Yes, additional information about the SC Funds is available in:

    - Prospectuses for the SC and WF Funds;

    - Statements of Additional Information, or SAIs, for the SC Funds:

    - SC Funds' Annual Reports to shareholders, which contain audited financial statements for the most recent fiscal year.


    All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in the annual reports are legally deemed to be part of this proxy statement. The reports to shareholders have been previously mailed to shareholders.


    The WF Funds currently are not operating mutual funds nor do they have an effective prospectus that contains a description of all of the new WF Funds. They do, however, have a preliminary prospectus and Statement of Additional Information. These documents are subject to completion and revision before becoming effective with the SEC.


    All of these documents also are available through the SEC's web site at www.sec.gov. Information about the WF Funds may be found under Wells Fargo Funds Trust, and information about SC Funds may be found under Stagecoach Funds, Inc.


    Shareholders also may obtain copies of all of these documents without charge by writing to or calling:

                            Wells Fargo Funds Trust
                                 P.O. Box 7066
                          San Francisco, CA 94120-7066
                                 1-800-552-9612


    There is an Agreement and Plan of Reorganization between the SC Funds and WF Funds that describes the technical details of how the Reorganization will be accomplished. Copies of this Agreement and Plan are available without cost by writing to or calling the address or toll-free number listed above.



    It is expected that this Proxy Statement will be mailed to shareholders on June 1, 1999.

                               TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                -----
Introduction...............................................................................................           7

  Description of the Proposal..............................................................................           7

  The Reasons for the Reorganization.......................................................................           7

The Effects of the Reorganization..........................................................................           8

  Comparison of Business Structures........................................................................           8

  Comparison of Investment Advisors and Advisory Fees......................................................           9

  Modernized and Streamlined Investment Policies and Restrictions..........................................          10

  Comparison of Fees and Expenses..........................................................................          10

Other Information about the Proposed Reorganization........................................................          12

  Federal Income Tax Consequences..........................................................................          12

  More Information on Proxy Voting.........................................................................          12

  Large Shareholders.......................................................................................          13

Matters Incorporated by Reference..........................................................................          20

EXHIBIT A: Information about the Trustees..................................................................          21

EXHIBIT B: Fee Tables......................................................................................          22

EXHIBIT C: Outstanding Shares..............................................................................          50

INTRODUCTION

    The Board of Directors called this shareholder meeting to allow shareholders to consider and vote on one proposal--the proposed reorganization of the SC Funds into WF Funds. We shall refer to this as the Reorganization. Although there is one proposal before shareholders of each Fund, the Reorganization will result in some common changes to all of the Funds, and will result in some changes that are limited to a particular Fund. Please be sure to read the entire proxy statement and the attached exhibits to determine how the Reorganization will affect your particular Fund before casting your vote.

    DESCRIPTION OF THE PROPOSAL

    On March 25, 1999, the Board of Directors of the SC Funds unanimously voted to approve the Reorganization, subject to approval of the Funds' shareholders. At the shareholder meeting, the shareholders of the SC Funds will be asked to approve the proposed Reorganization of the SC Funds into corresponding WF Funds. The Reorganization will include the transfer of all assets and liabilities of the SC Fund to a corresponding WF Fund. SC shareholders will receive shares in a comparable class of a WF Fund equal in value to the value of their shares in the SC Fund immediately before the Reorganization. If approved by shareholders, the Reorganization is expected to occur in September 1999. The SC Fund will then be terminated and liquidated.

    The investment objectives and principal investment strategies of each Fund will remain the same. The name of the corresponding WF Fund will remain the same, except for the Strategic Income Fund, which will be renamed the Income Plus Fund. The investment policies of the WF Funds differ in some respects from the SC Fund. These changes are described in general terms below.

    THE REASONS FOR THE REORGANIZATION


    The Reorganization is part of a larger plan to consolidate the Stagecoach Fund family with the Norwest Advantage Fund family after the merger of Wells Fargo & Company and Norwest Corporation in November 1998. To accomplish this goal, some of the SC and Norwest Advantage Funds are merging together into new WF Funds. YOUR Fund is NOT being merged with an existing Norwest Advantage Fund. Rather, your Fund will be reorganized into a WF Fund with the same investment objectives and principal investment strategies and the same name (except for the Strategic Income Fund, which will be renamed) as your existing SC Fund.



    One of the primary purposes of the Reorganization is to consolidate the Stagecoach Fund family and the Norwest Advantage Fund family into the new WF Fund family, which will offer 61 funds. The benefits of consolidating all of the Funds include:


    - eliminating the marketing and management overlap arising from operating two separate Fund families;

    - facilitating more effective marketing and distribution of all Fund shares by creating one single, recognizable fund family--the WF Fund family;

    - providing shareholders with access to an expanded menu of investment choices, which should benefit all Fund shareholders; and


    - reorganizing all of the Stagecoach and Norwest Advantage Funds into three new legal entities subject to the same state law (instead of six entities subject to the laws of three different states as currently structured) and modernizing the governing documents, which can increase operational efficiencies and may reduce expenses by eliminating duplicative costs, such as fund compliance and recordkeeping.


    The completion of the Reorganization is conditioned upon SC Funds receiving an opinion that the Reorganization, except for Treasury Plus Money Market Fund, will be tax-free. ALTHOUGH THE REORGANIZATION

INVOLVING TREASURY PLUS MONEY MARKET FUND DOES NOT TECHNICALLY QUALIFY AS A TAX-FREE TRANSACTION, IT IS NOT EXPECTED TO RESULT IN TAX CONSEQUENCES TO SHAREHOLDERS.

    The Reorganization will not result in dilution for any shareholder because SC shareholders will own the same amount of shares with the same value of the WF Fund immediately after the Reorganization that they owned in the SC Fund immediately before the Reorganization.

    Wells Fargo also has agreed to pay all of the expenses associated with the Reorganization, including the cost of soliciting proxies to obtain shareholder approval.

    After considering the expense ratios for the existing SC Fund and the corresponding WF Fund, and all of the benefits of the proposed Reorganization, the SC Board unanimously approved the proposed Reorganization and recommended that you vote to approve the Reorganization by voting FOR the proposal.

THE EFFECTS OF THE REORGANIZATION

    The proposed Reorganization will result in some changes that are common to all of the SC Funds, and establish a new fee structure for each SC Fund. These changes are listed below, and are discussed in more detail later in the sections that follow.

    - The Reorganization of all of the Funds into a Delaware business trust with 10 Trustees, five of whom currently serve as SC Directors and five of whom currently serve as Norwest Trustees;


    - New arrangements with existing investment advisor and sub-advisors;



    - Modernizing and streamlining the fundamental investment policies of the Funds, and classifying the investment objective of each Fund as a non-fundamental policy; and


    - The creation of a new fee structure.

    COMPARISON OF BUSINESS STRUCTURES

    Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. Your Fund is currently organized as a Maryland corporation. The proposed Reorganization would reorganize your Fund into a new Delaware business trust. The reason for this change is to have all the Funds of the new WF Fund family organized in the same manner, and subject to the same state law and governing documents. A Delaware business trust was chosen because Delaware state business trust law contains provisions that are well-suited to mutual funds. The "move" to Delaware would be largely on paper; your Fund would continue to operate as it currently does.

    Generally, under Delaware business trust law, a mutual fund may establish the way that it will operate in its governing instrument, called a Declaration of Trust, with few state law requirements or prohibitions. Thus, funds have more flexibility in their operations and certainty about any operational restrictions because the restrictions are written into their "tailored" declaration of trust. The following discussion compares the state law and documents currently governing your SC Fund with the state law and governing documents that will apply if it reorganizes as a Delaware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. We simply want you to know how a Delaware business trust compares in certain key areas to a Maryland corporation--the Funds' current legal structure.

    - THE BOARD OF TRUSTEES. Maryland corporations are governed by a Board of Directors. The new Funds, as part of a business trust, instead have a Board of Trustees. The powers, responsibilities and fiduciary duties of Trustees and Directors are substantially similar. The new Board has ten trustees, five of whom currently serve as SC Directors and five of whom currently serve as Norwest Trustees. A combined Board of SC Directors and Norwest Trustees should ensure a smooth consolidation of the SC and Norwest Fund families. A majority of the Trustees are disinterested, which means that they are independent of the Funds and the Funds' investment adviser and distributor. Exhibit A contains a brief biography of each Trustee.

    - GOVERNING DOCUMENTS AND CHANGES TO THEM. Maryland corporations are governed by organizational documents called a Charter and By-Laws. Maryland law generally requires shareholder approval of any change to a corporation's Charter. Under Delaware law, a fund's Declaration of Trust may permit amendments without shareholder approval. The WF Funds' Declaration of Trust would permit the Board to amend it without shareholder approval unless the federal securities laws expressly require it.


    - ACTIONS OF THE BOARD. Delaware business trusts provide the Board with more flexibility in how it may meet and decide matters for the Funds. Maryland corporate law establishes minimum requirements for Boards including a minimum Board committee quorum requirement consisting of a majority of the committee. Under Delaware law, there is no restriction on how the Board may act and the Board may determine these matters if the Declaration of Trust is drafted to permit them to do so. Unlike the SC Funds, the WF Declaration gives the board flexibility to decide matters for the funds.



    - SHAREHOLDER VOTING RIGHTS. Under Maryland law, shareholders are entitled to vote on certain matters, including proposed mergers and reorganizations, spinning off a series to become a stand-alone Fund, changing the state of incorporation or organization and amendments to the corporate charter. Under Delaware law, shareholders are entitled to vote only on matters if required by the federal securities laws, or under the Declaration of Trust. The WF Funds' Declaration of Trust would require shareholder approval of any matter only if required under the federal securities laws or if the Board decides to submit the matter for shareholder approval. Some shareholder voting rights will be changed as a result of the reorganization. For example, shareholders of the WF Funds will not have the right to vote on reorganizations unless required under the federal securities laws. Certain shareholder rights, including the right to call special meetings for the purpose of removing trustees and the right to vote to remove trustees, will not be affected by the reorganization. By limiting mandatory shareholder votes to those matters expressly required under the federal securities laws, the Funds can save money by not having to schedule special shareholder meetings and solicit shareholder proxies. Also, when shareholder approval is required, quorum and minimum voting requirements are less burdensome under Delaware law. Under Maryland law and the SC Funds' governing documents, an absolute majority of the outstanding shares must vote to approve a proposal. Under the WF Funds' Declaration a majority of the shares present at a meeting may approve a proposal, provided that at least 1/3 of the outstanding shares are present.


    - SHARE CERTIFICATES. Maryland corporations generally issue certificates to investors upon request. Under Delaware law, funds are not required to issue certificates. After the Reorganization, WF Funds will not issue certificates to investors unless the Board decides to do so.

    - SHAREHOLDER LIABILITY. Under Maryland law, shareholders are not personally liable for the debts of the Fund. Delaware law provides the same protection.

    COMPARISON OF INVESTMENT ADVISORS AND ADVISORY FEES


    Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, currently serves as the investment advisor to each of the SC Funds AND WILL CONTINUE TO SERVE AS THE INVESTMENT ADVISOR TO YOUR FUND. Wells Fargo Bank is located at 525 Market Street, San Francisco, CA 94163. Wells Fargo Bank, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As of December 31, 1998, Wells Fargo and its affiliates provided advisory services for over $202 billion in assets.

    Wells Capital Management, Inc. or WCM, a wholly-owned subsidiary of Wells Fargo Bank, currently serves as investment sub-advisor to all of the SC Funds covered by this proxy statement, except for the Index Allocation Fund and the Equity Index Fund. In this capacity, it is responsible for the day-to-day management activities of those Funds. WCM WILL CONTINUE TO SERVE AS THE SUB-ADVISOR TO ALL OF THE WF FUNDS, THAT IT CURRENTLY SUBADVISES AND WILL SERVE AS THE SUB-ADVISOR TO THE EQUITY INDEX FUND. As of December 31, 1998, WCM provided advisory services for over $39.3 billion in assets.



    The Index Allocation Fund and Equity Index Fund currently are sub-advised by Barclays Global Fund Advisors or BGFA, AND BGFA WILL CONTINUE TO SERVE AS SUB-ADVISOR FOR THE WF INDEX ALLOCATION FUND. WCM will serve as investment sub-advisor to the WF Equity Index Fund. BGFA is a wholly-owned subsidiary of Barclays Global Investors, N.A., or BGI, and an indirect subsidiary of Barclays Bank PLC. In this capacity, BGFA is responsible for the model that is used to manage the investment portfolio and selection of securities for the portfolio. BGFA was created as part of the reorganization of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, and is one of the largest providers of index portfolio management services. As of December 31, 1998, BGI provided investment advisory services for $619 billion in assets.


    Exhibit B to this Proxy Statement contains tables that compare the current and proposed fees for each of the Funds, including a comparison of current and proposed advisory fees, with and without waivers and reimbursements. You should review the applicable fee information for your particular Fund.

    MODERNIZED AND STREAMLINED INVESTMENT POLICIES AND RESTRICTIONS


    YOUR FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES WILL NOT CHANGE SUBSTANTIVELY AS A RESULT OF THE REORGANIZATION.



    The WF Funds' investment objectives will not be classified as fundamental, which means that the Board can change them without shareholder approval. By eliminating the need for shareholder approval, the Funds can better respond to changing conditions and can save the Funds and their shareholders money by eliminating the need to solicit proxies to obtain shareholder approval. There is no current plan to change any investment objectives.



    The WF Funds will have fewer "fundamental" investment policies, which can only be changed with shareholder approval and restrict the Funds' ability to respond to new developments and changing trends. The WF Funds will have more modern and streamlined investment policies and restrictions. Investment policies can limit a portfolio manager from investing in a security that is consistent with the investment objective and principal investment strategies of a Fund and otherwise an appropriate investment. The reasons for changing some of these investment policies are to adopt uniform investment policies for similarly managed funds in the WF Fund family, to remove restrictions that unnecessarily hamper a portfolio manager's investment discretion, and to conform the investment policies of the Funds to the flexibility currently allowed by federal and state law. The list of "fundamental" policies will be consistent across all WF Funds (with limited exceptions), which will greatly facilitate compliance and monitoring activities. Currently, each SC Fund has its own list of fundamental policies, which results from each Fund being created at a different time in the SC Funds' history.


    COMPARISON OF FEES AND EXPENSES


    After the Reorganization, most of the SC Funds, with the largest proportion of assets and shareholders, are projected to have the same or lower total operating expense ratios. These projected lower expense ratios take into account potential savings in fixed and variable expenses resulting from combining the operations of the SC and Norwest Fund families and renegotiated contract terms with vendors. Some of the Funds are projected to have higher operating expense ratios before waivers and reimbursements. These higher expense ratios are due primarily to the need to price competitively to pay third parties to continue to provide services to the Funds and their shareholders. These relationships have been negotiated in such a way that the fee declines if Fund assets increase. Wells Fargo, as investment advisor to WF Funds, is obligated to provide fee waivers or expense reimbursement to each WF Fund for one year, so that the operating expense ratios will remain close to current expense ratios. After the one year period, these fee waivers may be reduced only with the approval of the Board of Trustees.



    The following fee table shows the total operating expense ratios before and after fee waivers and the pro forma total expense ratios of the corresponding WF Fund.



 -----------------------------------------------------------------------------------------------------

                                   TOTAL OPERATING                                      TOTAL OPERATING
                                   EXPENSES                                             EXPENSES
SC FUND/                           BEFORE/AFTER      WF FUND/                           BEFORE/AFTER
SHARE CLASS                        WAIVERS           SHARE CLASS                        WAIVERS
ARIZONA TAX-FREE FUND                                ARIZONA TAX-FREE FUND
  Class A                            1.68%/0.77%     Class A                              1.50%/0.77%
  Class B                            2.62%/1.49%     Class B                              2.24%/1.52%
  Institutional Class                1.55%/0.72%     Institutional Class                  1.19%/0.60%
CALIFORNIA TAX-FREE BOND FUND                        CALIFORNIA TAX-FREE BOND FUND
  Class A                            1.11%/0.77%     Class A                              0.93%/0.77%
  Class B                            1.82%/1.47%     Class B                              1.69%/1.52%
  Class C                            1.78%/1.47%     Class C                              1.69%/1.52%
  Institutional Class                0.98%/0.77%     Institutional Class                  0.65%/0.60%
CALIFORNIA TAX-FREE INCOME FUND                      CALIFORNIA TAX-FREE INCOME FUND
  Class A                            1.44%/0.75%     Class A                              1.20%/0.75%
  Institutional Class                1.40%/0.72%     Institutional Class                  0.86%/0.60%
CALIFORNIA TAX-FREE MONEY MARKET                     CALIFORNIA TAX-FREE MONEY MARKET
  FUND                                                 FUND
  Class A                            1.05%/0.65%     Class A                              0.78%/0.65%
CALIFORNIA TAX-FREE MONEY MARKET                     CALIFORNIA TAX-FREE MONEY MARKET
  TRUST                                                TRUST
  Class A                            0.85%/0.20%     Class A                              0.24%/0.20%
CORPORATE BOND FUND                                  CORPORATE BOND FUND
  Class A                            3.74%/1.00%     Class A                              1.86%/1.00%
  Class B                            4.30%/1.75%     Class B                              2.67%/1.75%
  Class C                            8.58%/1.75%     Class C                              2.66%/1.75%
EQUITY INDEX FUND                                    EQUITY INDEX FUND
  Class A                            0.77%/0.71%     Class A                              0.85%/0.71%
  Class B                            1.58%/1.45%     Class B                              1.61%/1.46%
  Class O                            0.70%/0.50%     Class O                              0.70%/0.50%
EQUITY VALUE FUND                                    EQUITY VALUE FUND
  Class A                            1.18%/1.18%     Class A                              1.37%/1.18%
  Class B                            1.83%/1.83%     Class B                              2.18%/1.93%
  Class C                            1.83%/1.83%     Class C                              2.10%/1.93%
  Institutional Class                1.08%/1.08%     Institutional Class                  1.02%/1.00%
INDEX ALLOCATION FUND                                INDEX ALLOCATION FUND
  Class A                            1.32%/1.32%     Class A                              1.34%/1.30%
  Class B                            4.03%/2.06%     Class B                              2.24%/2.05%
  Class C                            2.09%/2.06%     Class C                              2.12%/2.05%

 -----------------------------------------------------------------------------------------------------

                                   TOTAL OPERATING                                      TOTAL OPERATING
                                   EXPENSES                                             EXPENSES
SC FUND/                           BEFORE/AFTER      WF FUND/                           BEFORE/AFTER
SHARE CLASS                        WAIVERS           SHARE CLASS                        WAIVERS
INTERNATIONAL EQUITY FUND                            INTERNATIONAL EQUITY FUND
  Class A                            2.06%/1.75%     Class A                              2.02%/1.75%
  Class B                            2.70%/2.40%     Class B                              2.88%/2.50%
  Class C                            2.66%/2.40%     Class C                              2.94%/2.50%
MONEY MARKET TRUST                                   MONEY MARKET TRUST
  Institutional Class                0.61%/0.20%     Institutional Class                  0.20%/0.20%
NATIONAL TAX-FREE MONEY MARKET                       NATIONAL TAX-FREE MONEY MARKET
  TRUST                                                TRUST
  Institutional Class                0.63%/0.20%     Institutional Class                  0.26%/0.20%
OREGON TAX-FREE FUND                                 OREGON TAX-FREE FUND
  Class A                            1.29%/0.77%     Class A                              1.16%/0.77%
  Class B                            2.10%/1.61%     Class B                              1.91%/1.52%
  Institutional Class                1.26%/0.72%     Institutional Class                  0.87%/0.60%
OVERLAND EXPRESS SWEEP FUND                          OVERLAND EXPRESS SWEEP FUND
  Institutional Class                1.26%/1.25%     Institutional Class                  1.25%/1.25%
STRATEGIC INCOME FUND                                INCOME PLUS FUND
  Class A                            1.40%/1.10%     Class A                              1.56%/1.10%
  Class B                            2.10%/1.85%     Class B                              2.35%/1.85%
  Class C                            2.10%/1.85%     Class C                              2.32%/1.85%
TREASURY PLUS MONEY MARKET FUND                      TREASURY PLUS MONEY MARKET FUND
  Class A                            0.85%/0.65%     Class A                              0.81%/0.65%
  Class E                            0.84%/0.65%
VARIABLE RATE GOVERNMENT FUND                        VARIABLE RATE GOVERNMENT FUND
  Class A                            1.11%/0.78%     Class A                              1.04%/0.78%


    Exhibit B contains comparative fee tables for each SC Fund that contains more information about expenses, both before and after waivers and reimbursements. You should consult the table for your Fund to see if there are proposed changes to the expense levels for your Fund and the amount of any change.

OTHER INFORMATION ABOUT THE PROPOSED REORGANIZATION

    FEDERAL INCOME TAX CONSEQUENCES


    The completion of this Reorganization is subject to the condition that the SC Funds receive an opinion from KPMG LLP that the Reorganization, except for Treasury Plus Money Market Fund, will not result in the recognition of gain or loss for federal income tax purposes by the Funds under Sections 361 and 1032 of the Internal Revenue Code of 1986, or by the Funds' shareholders under Section 354 of the Code. For Treasury Plus Money Market Fund, the Reorganization will not be a tax-free transaction because to qualify as a "tax-free" reorganization under Section 368(a) of the Code, a fund must transfer substantially all of its assets to a single Fund. THE REORGANIZATION OF TREASURY PLUS MONEY MARKET FUND, HOWEVER, IS NOT EXPECTED TO RESULT IN TAX CONSEQUENCES TO SHAREHOLDERS.


    MORE INFORMATION ON PROXY VOTING

    Shareholders of all the SC Funds who own shares on May 6, 1999 are eligible to vote on the proposed Reorganization. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

    You may vote in one of five ways. You may complete and sign the enclosed proxy card and either mail it to us in the enclosed prepaid return envelope (if mailed in the United States) or fax it to us at 1-212-269-2796. You may vote on the internet by going to http://www.proxyvote.com and following the instructions. You also can vote by calling the toll-free number printed on your proxy ballot. To vote via the Internet or telephone you will need the "control number" that appears on your proxy card. Last, you may vote in person by attending the special meeting.



    Any shareholder may revoke a proxy once the proxy is given. A shareholder desiring to revoke a proxy must either submit to the appropriate SC Fund a later dated proxy, deliver to the SC Fund a written notice of revocation, or otherwise give written notice of revocation in person at the meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.



    In order to proceed with the Reorganization, an absolute majority (at least 50.1%) of the outstanding shares of each affected Fund and an absolute majority (at least 50.1%) of the outstanding shares of the entire company must vote to approve the Reorganization. Exhibit C contains a table that lists the total number of outstanding shares of each class of the SC Funds eligible to vote on the proposal.


    The election inspectors will count your vote at the meeting, if cast in person or by proxy. The election inspectors will count:


    - votes cast "for" the proposal to determine whether sufficient affirmative votes have been cast; and


    - abstentions and broker non-votes of shares to determine whether a quorum is present at the meeting, but will not count abstentions or broker non-votes to determine whether the proposal has been approved.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

    The Directors know of no matters other than the proposal regarding the Reorganization that will be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Directors' intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.


    In addition to the solicitation of proxies by mail or expedited delivery service, the Board of Directors of SC Funds and employees and agents of D.F. King & Co., Inc. may solicit proxies in person or by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The SC Funds have engaged the proxy solicitation firm of D.F. King & Co., Inc. which, for its solicitation services, will receive a fee from Wells Fargo Bank estimated at $20,000 and reimbursement of out-of-pocket expenses estimated at $155,000.


LARGE SHAREHOLDERS

    The federal securities laws require that we include information about shareholders that own 5% or more of the outstanding shares of any of the Funds.


                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                       ADDRESS                      TYPE OF OWNERSHIP    OF CLASS      OF FUND
---------------------  -----------------------------------------------  -----------------  ------------  ------------
Arizona Tax-Free Fund  HEP & CO                                              Class A             6.72%         0.60%
                       C/O WELLS FARGO BANK                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91327

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                       ADDRESS                      TYPE OF OWNERSHIP    OF CLASS      OF FUND
---------------------  -----------------------------------------------  -----------------  ------------  ------------
                       DONNA MARIE BROWN                                     Class A             5.73%         0.51%
                       P.O. BOX 2450                                      Record Holder
                       PINE TOP AZ 85935-2450

                       DEAN WITTER FOR THE BENEFIT OF JUDITH A               Class A             6.21%         0.56%
                       HUTCHINGS TTEE OF THE                              Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

Arizona Tax-Free Fund  DEAN WITTER FOR THE BENEFIT OF ROBERT C BUNDY         Class B            13.57%         1.28%
                       390 S PALO VERDE DR P.O. BOX 250                   Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER FOR THE BENEFIT OF GWEN                   Class B             5.63%         0.53%
                       MINTON-FOSTER AKA GWENDOLEN MINTON                 Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER FOR THE BENEFIT OF FRANK V HORALEK        Class B             8.22%         0.77%
                       &                                                  Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       STEVEN W WINTER 3741 E LELAND ST                      Class B             6.51%         0.61%
                       MESA, AZ 85215                                     Record Holder

                       DEAN WITTER FOR THE BENEFIT OF WALTER J               Class B             6.77%         0.64%
                       MARSHALL TTEE OF THE                               Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

Arizona Tax-Free Fund  VIRG & CO                                             Class I            95.28%        56.31%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

California Tax-Free    MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS          Class C            10.23%         0.29%
Bond Fund              ATTN: MUTUAL FUND ADMINISTRATION                   Record Holder
                       4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                       JACKSONVILLE FL 32246

                       DEAN WITTER FOR THE BENEFIT OF ANTHONY R GANGI        Class C             5.09%         0.14%
                       JR AND MARIE A GANGI TRUSTEES OF THE               Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

California Tax-Free    DIM & CO                                              Class I            61.76%         7.15%
Bond Fund              ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                       ADDRESS                      TYPE OF OWNERSHIP    OF CLASS      OF FUND
---------------------  -----------------------------------------------  -----------------  ------------  ------------
                       VIRG & CO                                             Class I             5.54%         0.64%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       HEP & CO                                              Class I             5.66%         0.66%
                       ATTN: MF DEPT. A88-4                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91302

                       DONALD GEORGE HUNT TRUST FOR DONALD G HUNT            Class I            20.01%         2.32%
                       LIVING TRUST DD 04/12/95                           Record Holder
                       15200 MANSEL AVE.
                       LAWNDALE CA 90260

California Tax-Free    VIRG & CO.                                            Class A             6.90%         5.84%
Income Fund            C/O WELLS FARGO BANK                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91372

California Tax-Free    DIM & CO                                              Class I            48.18%         7.40%
Income Fund            ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       VIRG & CO                                             Class I            21.99%         3.38%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       HEP & CO                                              Class I            26.74%         4.11%
                       ATTN: MF DEPT. A88-4                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91302

California Tax-Free    WELLS FARGO BANK FBO MONEY MARKET CHECKING            Class A            75.40%        75.40%
Money Market Fund      OMNIBUS ACCT                                       Record Holder
                       P.O. BOX 7066
                       SAN FRANCISCO CA 94120

                       VIRG & CO                                             Class A             8.67%         8.67%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       DEAN WITTER REYNOLDS                                  Class A             5.32%         5.32%
                       FBO WELLS FARGO SECURITIES INC                     Record Holder
                       5 WORLD TRADE CENTER
                       6TH FLOOR
                       NEW YORK NY 10048

California Tax-Free    VIRG & CO                                              Trust             94.92%        94.92%
Money Market Trust     ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

Corporate Bond Fund    CAPITOL FLEA MARKET                                   Class A             7.90%         2.46%
                       2834 CAMINO DEL REY                                Record Holder
                       SAN JOSE CA 95132-2218

                       VIRG & CO.                                            Class A            22.29%         6.93%
                       C/O WELLS FARGO BANK                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91372

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                       ADDRESS                      TYPE OF OWNERSHIP    OF CLASS      OF FUND
---------------------  -----------------------------------------------  -----------------  ------------  ------------
Corporate Bond Fund    DEAN WITTER FOR THE BENEFIT OF ALLADIN NURSERY        Class C            16.93%         1.97%
                       & FLORIST EMPLOYEES                                Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER REYNOLDS CUST FOR HARRY C HARDY           Class C             5.60%         0.26%
                       P.O. BOX 250                                       Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER FOR THE BENEFIT OF DEBASHISH              Class C             6.65%         0.30%
                       MUKHAPADHYAY                                       Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

Equity Index Fund      WELLS FARGO BANK                                      Class A            85.19%        79.16%
                       FBO RETIREMENT PLANS OMNIBUS                       Record Holder
                       P.O. BOX 63015
                       SAN FRANCISCO CA 94163

Equity Value Fund      WELLS FARGO BANK                                      Class A            13.48%         1.84%
                       FBO RETIREMENT PLANS OMNIBUS                       Record Holder
                       P.O. BOX 63015
                       SAN FRANCISCO CA 94163

Equity Value Fund      DEAN WITTER FOR THE BENEFIT OF JOHN J & HAZEL M       Class C             6.27%         0.03%
                       SEMONI TTEES FOR T                                 Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER REYNOLDS CUST FOR WILLIAM C               Class C             5.50%         0.02%
                       BARRETTE                                           Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER REYNOLDS CUST FOR STEVE F TOGNOLI         Class C            11.08%         0.05%
                       P.O. BOX 250                                       Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER FOR THE BENEFIT OF JOHN T DOUGLAS         Class C            14.20%         0.06%
                       JR TTEE                                            Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER FOR THE BENEFIT OF RICK VANGELISTI        Class C             7.70%         0.03%
                       P.O. BOX 250                                       Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

Equity Value Fund      WELLS FARGO BANK, TTEE CHOICEMASTER                   Class I            18.76%        10.56%
                       ATTN: MUTUAL FUNDS A88-4                           Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                       ADDRESS                      TYPE OF OWNERSHIP    OF CLASS      OF FUND
---------------------  -----------------------------------------------  -----------------  ------------  ------------
                       DIM & CO                                              Class I            43.39%        24.42%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       VIRG & CO                                             Class I            11.94%         6.72%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       HEP & CO                                              Class I            20.34%        11.45%
                       ATTN: MF DEPT. A88-4                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91302

Index Allocation Fund  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS          Class A            11.66%         6.71%
                       ATTN: MUTUAL FUND ADMINISTRATION                   Record Holder
                       4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                       JACKSONVILLE FL 32246

                       CHARLES SCHWAB & CO INC SPECIAL CUSTODY               Class A             5.51%         3.71%
                       A/C FOR BENEFIT OF CUSTOMERS-- REINVEST            Record Holder
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104

Index Allocation Fund  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS          Class C            22.79%         7.98%
                       ATTN: MUTUAL FUND ADMINISTRATION                   Record Holder
                       4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                       JACKSONVILLE FL 32246

International Equity   VIRG & CO.                                            Class A            35.04%        15.30%
Fund                   C/O WELLS FARGO BANK                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91372

                       HEP & CO                                              Class A             8.31%         3.63%
                       C/O WELLS FARGO BANK                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91327

                       DIM & CO                                              Class A             7.76%         3.39%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372

International Equity   DEAN WITTER FOR THE BENEFIT OF JOSEPH J HOFFMAN       Class C             7.20%         0.04%
Fund                   & SHIRLEY HOFFMAN TTEES OF                         Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER REYNOLDS CUST FOR WILLIAM C               Class C             8.26%         0.05%
                       BARRETTE                                           Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                       ADDRESS                      TYPE OF OWNERSHIP    OF CLASS      OF FUND
---------------------  -----------------------------------------------  -----------------  ------------  ------------
                       DEAN WITTER FOR THE BENEFIT OF TOM L COOK &           Class C             8.78%         0.05%
                       P.O. BOX 250                                       Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER REYNOLDS CUST FOR BONNIE V HEYWOOD        Class C            17.94%         0.10%
                       P.O. BOX 250                                       Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER FOR THE BENEFIT OF JANICE M EHLY &        Class C            14.25%         0.08%
                       P.O. BOX 250                                       Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

Money Market Trust     VIRG & CO                                             Class A            97.81%        97.81%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       MUTUAL FUNDS MAC-9139-027
                       CALABASAS CA 91302-9800

National Tax-Free      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS          Class A            10.53%         6.26%
Fund                   ATTN: MUTUAL FUND ADMINISTRATION                   Record Holder
                       4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                       JACKSONVILLE FL 32246

National Tax-Free      DEAN WITTER FOR THE BENEFIT OF RUTH DINES TTEE        Class B             7.26%         0.65%
Fund                   FBO                                                Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

National Tax-Free      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS          Class C            36.23%         5.66%
Fund                   ATTN: MUTUAL FUND ADMINISTRATION                   Record Holder
                       4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                       JACKSONVILLE FL 32246

                       NFSC FEBO # CL5-551392 LAWRENCE E. SIRNA TRUST        Class C             9.39%         1.47%
                       YOLANDA SIRNA TTEE U/A 04/02/97                    Record Holder
                       2228 SWEDISH DRIVE APT 16 CLEARWATER FL 34623

National Tax-Free      DIM & CO                                              Class I             7.00%         1.11%
Fund                   ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       VIRG & CO                                             Class I            63.12%        10.02%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       HEP & CO                                              Class I            29.38%         4.66%
                       ATTN: MF DEPT. A88-4                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91302

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                       ADDRESS                      TYPE OF OWNERSHIP    OF CLASS      OF FUND
---------------------  -----------------------------------------------  -----------------  ------------  ------------
Oregon Tax-Free Fund   VIRG & CO                                             Class I            54.38%         7.22%
                       ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       HEP & CO                                              Class I            25.04%         3.33%
                       ATTN: MF DEPT. A88-4                               Record Holder
                       P.O. BOX 9800 MAC 9139-027
                       CALABASAS CA 91302

                       WELLS FARGO BANK CUSTODIAN FBO F.W. TEMPLE &          Class I            11.60%         1.54%
                       GARY TEMPLE TRUST                                  Record Holder
                       MF 2141-028 A/C#216074
                       P.O. BOX 9800
                       CALABASAS CA 91372

Overland Express       WFB - WHOLESALE SWEEP                                 Class A           100.00%       100.00%
Sweep Fund             3440 WALNUT AVE BUILDING B                         Record Holder
                       ATTN: MIMI JOHNSON MAC 0247-018
                       FREMONT CA 94538-2210

Strategic Income Fund  DEAN WITTER FOR THE BENEFIT OF US ALLIANCE            Class A            11.66%         2.64%
                       INVESTORS INC.                                     Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

Strategic Income Fund  DEAN WITTER FOR THE BENEFIT OF JUNIEN R               Class C            11.33%         0.74%
                       GALLAREAD CUSTODIAN FBO P.O. BOX 250               Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER REYNOLDS CUST FOR JEAN BAKER              Class C             5.76%         0.37%
                       P.O. BOX 250                                       Record Holder
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

                       DEAN WITTER FOR THE BENEFIT OF ROBERT M               Class C             5.46%         0.35%
                       ANDERSON &                                         Record Holder
                       P.O. BOX 250
                       CHURCH STREET STATION
                       NEW YORK, NY 10008-0250

Treasury Plus Money    VIRG & CO                                             Class A            25.72%         4.77%
Market Fund            ATTN: MF DEPT A88-4                                Record Holder
                       P.O. BOX 9800
                       CALABASAS CA 91372-0800

                       DEAN WITTER REYNOLDS                                  Class A            16.08%         2.98%
                       FBO WELLS FARGO SECURITIES INC                     Record Holder
                       5 WORLD TRADE CENTER
                       6TH FLOOR
                       NEW YORK NY 10048

                       WFB - WHOLESALE SWEEP                                 Class A            52.15%         9.67%
                       3440 WALNUT AVE BUILDING B                         Record Holder
                       ATTN: MIMI JOHNSON MAC 0247-018
                       FREMONT CA 94538-2210

                                                AS OF APRIL 30, 1999
---------------------------------------------------------------------------------------------------------------------
                                                                            CLASS AND       PERCENTAGE    PERCENTAGE
FUND                                       ADDRESS                      TYPE OF OWNERSHIP    OF CLASS      OF FUND
---------------------  -----------------------------------------------  -----------------  ------------  ------------
Treasury Plus Money    HARE & CO.                                            Class E           100.00%        20.53%
Market Fund            BANK OF NEW YORK                                   Record Holder
                       ONE WALL STREET, 2ND FLOOR
                       ATTN: STIF/MASTER NOTE
                       NEW YORK NY 10005-2501

Variable Rate          MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS          Class A             7.63%         7.63%
Government Fund        ATTN: MUTUAL FUND ADMINISTRATION                   Record Holder
                       4800 DEER LAKE DRIVE EAST, 3RD FLOOR
                       JACKSONVILLE FL 32246

                       VISIONS FEDERAL CREDIT UNION                          Class A             5.32%         5.32%
                       24 MCKINLEY AVE                                    Record Holder
                       ENDICOTT NY 13760

                       CITIZENS EQUITY                                       Class A             7.15%         7.15%
                       P.O. BOX 1715                                      Record Holder
                       ATTN: PETE JAIN VP
                       PEORIA IL 61656-1715

                       MID-ATLANTIC FCU                                      Class A             6.58%         6.58%
                       P.O. BOX 8990                                      Record Holder
                       GAITHERSBURG MD 20898-8990

                       APCO EMPLOYEES CREDIT UNION                           Class A            19.65%        19.65%
                       1608 7TH AVE NO                                    Record Holder
                       BIRMINGHAM AL 35203



MATTERS INCORPORATED BY REFERENCE



    The SC Funds' audited financial statements for the most recent fiscal year, which are included in the Funds' Annual Reports to Shareholders, are incorporated by reference in this proxy statement. Representatives of KPMG LLP, the SC Funds' independent auditors, will be at the meeting to answer questions.

                                   EXHIBIT A
                         INFORMATION ABOUT THE TRUSTEES


NAME                           AGE      OCCUPATION
-------------------------      ---      ------------------------------------------------------------------------------
Robert C. Brown                    67   Board member of the Norwest Advantage Fund family since 1992; member of the
                                        Valuation Board Committee. Director, Federal Farm Credit Banks Funding
                                        Corporation and Farm Credit System Financial Assistance Corporation since
                                        February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest
                                        Corporation, until 1991. Lives in Sarasota, Florida.
Donald H. Burkhardt                72   Board member of the Norwest Advantage Fund family since 1992; Chairman of the
                                        Audit Board Committee and member of the Nominating Board Committee. Principal of the Burkhardt Law Firm. Lives in Denver, Colorado.
Jack S. Euphrat                    76   Board member of SC Funds since its inception in 1991; member of the Audit and
                                        Nominating Committees. Private Investor. Lives in Atherton, California.
Thomas S. Goho                     57   Board member of SC Funds since its inception in 1991; Chairman of the
                                        Nominating Committee and member of the Audit Committee. Associate Professor of
                                        Finance of the School of Business and Accounting at Wake Forest University
                                        since 1982. Lives in Winston-Salem, North Carolina.
Peter G. Gordon                    56   Board member of SC Funds since 1998; Chairman of the Audit Committee and member of the Nominating Committee. Chairman and Co-Founder of Crystal Geyser
                                        Water Company and President of Crystal Geyser Roxane Water Company since 1977.
                                        Lives in Mill Valley, California.
W. Rodney Hughes                   72   Board member of SC Funds since its inception in 1991. Private investor. Lives in San Rafael, California.
Richard M. Leach                   65   Board member of the Norwest Advantage Fund family since inception; member of the Audit and Nominating Committees. President of Richard M. Leach Associates
                                        (a financial consulting firm) since 1992. Prior thereto, he was Senior Adviser of Taylor Investments (a registered investment adviser).
J. Tucker Morse                    54   Board member of SC Funds since its inception in 1991. Chairman of Home Account
                                        Network, Inc.; Chairman of Renaissance Properties Ltd.; President of Morse
                                        Investment Corporation; Co-Managing Partner of Main Street Ventures. Lives in
                                        Charleston, South Carolina.
Timothy J. Penny                   46   Board member of the Norwest Advantage Fund family since 1995; member of the
                                        Nominating and Audit Board Committees. Senior Counsel to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey
                                        Institute, Minneapolis, Minnesota (a public policy organization) since January
                                        1995. Prior thereto, he was Representative to the United States Congress from
                                        Minnesota's First Congressional District. Lives in Waseca, Minnesota.
Donald C. Willeke                  58   Board member of the Norwest Advantage Fund family since 1995; member of the
                                        Nominating and Audit Board Committees. Principal of the law firm of Willeke &
                                        Daniels. Lives in Minneapolis, Minnesota.

                                   EXHIBIT B
                                   FEE TABLES


    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                            WF
                                          STAGECOACH    AZ TAX-FREE
                                          AZ TAX-FREE      BOND
                                             BOND        PRO FORMA
                                          -----------   -----------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases (as a percentage of
    offering price).....................       4.50%         4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%         0.40%
Distribution (Rule 12b-1) fee...........       0.05%         0.00%
Other expenses..........................       1.13%         1.10%
Total Annual Fund Operating Expenses
  (Gross)...............................       1.68%         1.50%
Waiver..................................       0.91%(1)      0.73%(2)
Net Annual Fund Operating Expenses......       0.77%         0.77%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       5.00%         5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%         0.40%
Distribution (Rule 12b-1) fee...........       0.75%         0.75%
Other expenses..........................       1.37%         1.09%
Total Annual Fund Operating Expenses
  (Gross)...............................       2.62%         2.24%
Waiver..................................       1.13%(1)      0.72%(2)
Net Annual Fund Operating Expenses......       1.49%         1.52%

                                                            WF
                                          STAGECOACH    AZ TAX-FREE
                                          AZ TAX-FREE      BOND
                                             BOND        PRO FORMA
                                          -----------   -----------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%         0.40%
Distribution (Rule 12b-1) fee...........       0.00%         0.00%
Other expenses..........................       1.05%         0.79%
Total Annual Fund Operating
  Expenses(Gross).......................       1.55%         1.19%
Waiver..................................       0.83%(1)      0.59%(2)
Net Annual Fund Operating Expenses......       0.72%         0.60%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                              WF
                                           STAGECOACH    AZ TAX-FREE
                                          AZ TAX-FREE        BOND
                                              BOND        PRO FORMA
                                          ------------   ------------

CLASS A
One Year................................     $  525         $  525
Three Year..............................     $  871         $  834
Five Year...............................     $1,240         $1,165
Ten Year................................     $2,275         $2,100

CLASS B
One Year................................     $  652         $  655
Three Year..............................     $1,007         $  931
Five Year...............................     $1,489         $1,334
Ten Year................................     $2,531         $2,243

CLASS I
One Year................................     $   74         $   61
Three Year..............................     $  408         $  319
Five Year...............................     $  766         $  597
Ten Year................................     $1,775         $1,391

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                            WF
                                          STAGECOACH    CA TAX-FREE
                                          CA TAX-FREE      BOND
                                             BOND        PRO FORMA
                                          -----------   -----------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       4.50%         4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%         0.40%
Distribution (Rule 12b-1) fee...........       0.05%         0.00%
Other expenses..........................       0.56%         0.53%
Total Annual Fund Operating Expenses
  (Gross)...............................       1.11%         0.93%
Waiver..................................       0.34%(1)      0.16%(2)
Net Annual Fund Operating Expenses......       0.77%         0.77%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       5.00%         5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%         0.40%
Distribution (Rule 12b-1) fee...........       0.70%         0.75%
Other expenses..........................       0.62%         0.54%
Total Annual Fund Operating Expenses
  (Gross)...............................       1.82%         1.69%
Waiver..................................       0.35%(1)      0.17%(2)
Net Annual Fund Operating Expenses......       1.47%         1.52%

                                                            WF
                                          STAGECOACH    CA TAX-FREE
                                          CA TAX-FREE      BOND
                                             BOND        PRO FORMA
                                          -----------   -----------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       1.00%         1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%         0.40%
Distribution (Rule 12b-1) fee...........       0.75%         0.75%
Other expenses..........................       0.53%         0.54%
Total Annual Fund Operating Expenses
  (Gross)...............................       1.78%         1.69%
Waiver..................................       0.31%(1)      0.17%(2)
Net Annual Fund Operating Expenses......       1.47%         1.52%

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None          None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None          None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%         0.40%
Distribution (Rule 12b-1) fee...........       0.00%         0.00%
Other expenses..........................       0.48%         0.25%
Total Annual Fund Operating Expenses
  (Gross)...............................       0.98%         0.65%
Waiver..................................       0.21%(1)      0.05%(2)
Net Annual Fund Operating Expenses......       0.77%         0.60%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                           STAGECOACH         WF
                                          CA TAX-FREE    CA TAX-FREE
                                              BOND           BOND
                                          ------------   ------------

CLASS A
One Year................................     $  525         $  525
Three Year..............................     $  755         $  718
Five Year...............................     $1,003         $  927
Ten Year................................     $1,712         $1,528

CLASS B
One Year................................     $  650         $  655
Three Year..............................     $  839         $  816
Five Year...............................     $1,153         $1,102
Ten Year................................     $1,834         $1,686

CLASS C
One Year................................     $  250         $  255
Three Year..............................     $  530         $  516
Five Year...............................     $  936         $  902
Ten Year................................     $2,069         $1,984

CLASS I
One Year................................     $   79         $   61
Three Year..............................     $  291         $  203
Five Year...............................     $  521         $  357
Ten Year................................     $1,182         $  806

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                                  WF
                                            STAGECOACH        CALIFORNIA
                                            CALIFORNIA      TAX-FREE INCOME
                                          TAX-FREE INCOME      PRO FORMA
                                          ---------------   ---------------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         4.50%             4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................          None              None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................         0.50%             0.40%
Distribution (Rule 12b-1) fee...........         0.05%             0.00%
Other expenses..........................         0.89%             0.80%
Total Annual Fund Operating Expenses
  (Gross)...............................         1.44%             1.20%
Waiver..................................         0.69%(1)          0.45%(2)
Net Annual Fund Operating Expenses......         0.75%             0.75%

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................          None              None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................          None              None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................         0.50%             0.40%
Distribution (Rule 12b-1) fee...........         0.00%             0.00%
Other expenses..........................         0.90%             0.46%
Total Annual Fund Operating Expenses
  (Gross)...............................         1.40%             0.86%
Waiver..................................         0.68%(1)          0.26%(2)
Net Annual Fund Operating Expenses......         0.72%             0.60%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                    WF
                                             STAGECOACH         CALIFORNIA
                                             CALIFORNIA      TAX-FREE INCOME
                                          TAX-FREE INCOME       PRO FORMA
                                          ----------------   ----------------

CLASS A
One Year................................       $  523             $  523
Three Year..............................       $  820             $  771
Five Year...............................       $1,139             $1,039
Ten Year................................       $2,040             $1,801

CLASS I
One Year................................       $   74             $   61
Three Year..............................       $  376             $  248
Five Year...............................       $  701             $  451
Ten Year................................       $1,621             $1,037



    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                                 WF
                                            STAGECOACH       CALIFORNIA
                                            CALIFORNIA     TAX-FREE MONEY
                                          TAX-FREE MONEY       MARKET
                                              MARKET         PRO FORMA
                                          --------------   --------------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None             None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None             None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................        0.50%            0.30%
Distribution (Rule 12b-1) fee...........        0.05%            0.00%
Other expenses..........................        0.50%            0.48%
Total Annual Fund Operating Expenses
  (Gross)...............................        1.05%            0.78%
Waiver..................................        0.40%(1)         0.13%(2)
Net Annual Fund Operating Expenses......        0.65%            0.65%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                  WF
                                            STAGECOACH        CALIFORNIA
                                            CALIFORNIA      TAX-FREE MONEY
                                          TAX-FREE MONEY        MARKET
                                              MARKET           PRO FORMA
                                          ---------------   ---------------

CLASS A
One Year................................       $   66             $ 66
Three Year..............................       $  294             $236
Five Year...............................       $  541             $420
Ten Year................................       $1,246             $954



                                                              WF
                                           STAGECOACH    CA TAX-FREE
                                          CA TAX-FREE    MONEY MARKET
                                          MONEY MARKET      TRUST
                                             TRUST        PRO FORMA
                                          ------------   ------------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None           None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................       0.50%          0.00%
Distribution (Rule 12b-1) fee...........       0.00%          0.00%
Other expenses..........................       0.35%          0.24%
Total Annual Fund Operating Expenses
  (Gross)...............................       0.85%          0.24%
Waiver..................................       0.65%(1)       0.04%(2)
Net Annual Fund Operating Expenses......       0.20%          0.20%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                               WF
                                           STAGECOACH      CA TAX-FREE
                                           CA TAX-FREE    MONEY MARKET
                                          MONEY MARKET        TRUST
                                              TRUST         PRO FORMA
                                          -------------   -------------
One Year................................       $ 20            $ 20
Three Year..............................       $206            $ 73
Five Year...............................       $407            $131
Ten Year................................       $989            $302

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                           WF
                                          STAGECOACH   CORPORATE
                                          CORPORATE       BOND
                                             BOND      PRO FORMA
                                          ----------   ----------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load)
    on Purchases
    (as a percentage of offering
    price)..............................      4.50%        4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original
    purchase or the NAV on the date of
    the
    redemption).........................       None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................      0.50%        0.50%
Distribution (Rule 12b-1) fee...........      0.05%        0.00%
Other expenses..........................      3.19%        1.36%
Total Annual Fund Operating
  Expenses(Gross).......................      3.74%        1.86%
Waiver..................................      2.74%(1)     0.86%(2)
Net Annual Fund Operating Expenses......      1.00%        1.00%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price)...       None         None
Maximum Deferred Sales Charge (Load)
  (as a percentage of the lower of the
  NAV on the date of original
  purchase or the NAV on the date of the
  redemption)...........................      5.00%        5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................      0.50%        0.50%
Distribution (Rule 12b-1) fee...........      0.75%        0.75%
Other expenses..........................      3.05%        1.42%
Total Annual Fund Operating
  Expenses(Gross).......................      4.30%        2.67%
Waiver..................................      2.55%(1)     0.92%(2)
Net Annual Fund Operating Expenses......      1.75%        1.75%

                                                           WF
                                          STAGECOACH   CORPORATE
                                          CORPORATE       BOND
                                             BOND      PRO FORMA
                                          ----------   ----------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      1.00%        1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................      0.50%        0.50%
Distribution (Rule 12b-1) fee...........      0.75%        0.75%
Other expenses..........................      7.33%        1.41%
Total Annual Fund Operating
  Expenses(Gross).......................      8.58%        2.66%
Waiver..................................      6.83%(1)     0.91%(2)
Net Annual Fund Operating Expenses......      1.75%        1.75%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                  WF
                                            STAGECOACH      CORPORATE BOND
                                          CORPORATE BOND       PRO FORMA
                                          ---------------   ---------------

CLASS A
One Year................................       $  547            $  547
Three Year..............................       $1,300            $  929
Five Year...............................       $2,071            $1,334
Ten Year................................       $4,086            $2,465

CLASS B
One Year................................       $  678            $  678
Three Year..............................       $1,372            $1,042
Five Year...............................       $2,179            $1,533
Ten Year................................       $4,129            $2,645

CLASS C
One Year................................       $  278            $  278
Three Year..............................       $1,887            $  740
Five Year...............................       $3,475            $1,329
Ten Year................................       $6,976            $2,926

These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                           WF
                                          STAGECOACH     EQUITY
                                            EQUITY       INDEX
                                            INDEX      PRO FORMA
                                          ----------   ----------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      5.75%        5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None         None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management Fee..........................      0.25%        0.25%
Distribution (Rule 12b-1) fee...........      0.00%        0.00%
Other expenses..........................      0.52%        0.60%
Total Annual Fund Operating
  Expenses(Gross).......................      0.77%        0.85%
Waiver..................................      0.06%(1)     0.14%(2)
Net Annual Fund Operating Expenses......      0.71%        0.71%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      5.00%        5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................      0.25%        0.25%
Distribution (Rule 12b-1) fee...........      0.75%        0.75%
Other expenses..........................      0.58%        0.61%
Total Annual Fund Operating
  Expenses(Gross).......................      1.58%        1.61%
Waiver..................................      0.13%(1)     0.15%(2)
Net Annual Fund Operating Expenses......      1.45%        1.46%

                                                           WF
                                          STAGECOACH     EQUITY
                                            EQUITY       INDEX
                                            INDEX      PRO FORMA
                                          ----------   ----------
CLASS O
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None         None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................      0.25%        0.25%
Distribution (Rule 12b-1) fee...........      0.00%        0.00%
Other expenses..........................      0.40%        0.43%
Total Annual Fund Operating
  Expenses(Gross).......................      0.65%        0.68%
Waiver..................................      0.15%(1)     0.18%(2)
Net Annual Fund Operating Expenses......      0.50%        0.50%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                            WF
                                          STAGECOACH      EQUITY
                                            EQUITY        INDEX
                                             INDEX      PRO FORMA
                                          -----------   ----------

CLASS A
One Year................................     $  643       $  643
Three Year..............................     $  801       $  817
Five Year...............................     $  973       $1,006
Ten Year................................     $1,469       $1,551

CLASS B
One Year................................     $  648       $  649
Three Year..............................     $  786       $  793
Five Year...............................     $1,048       $1,062
Ten Year................................     $1,547       $1,599

CLASS O
One Year................................     $   51       $   51
Three Year..............................     $  193       $  199
Five Year...............................     $  347       $  361
Ten Year................................     $  796       $  830

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                          STAGECOACH         WF
                                            EQUITY      EQUITY VALUE
                                             VALUE        PRO FORMA
                                          -----------   -------------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases(as a percentage of
    offering price).....................       5.75%          5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None           None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%          0.75%
Distribution (Rule 12b-1 fee)...........       0.10%          0.00%
Other expenses..........................       0.58%          0.62%
Total Annual Fund Operating
  Expenses(Gross).......................       1.18%          1.37%
Waiver..................................       0.00%(1)       0.19%(2)
Net Annual Fund Operating Expenses......       1.18%          1.18%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       5.00%          5.00%
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................       0.50%          0.75%
Distribution (Rule 12b-1) fee...........       0.75%          0.75%
Other expenses..........................       0.58%          0.68%
Total Annual Fund Operating
  Expenses(Gross).......................       1.83%          2.18%
Waiver..................................       0.00%(1)       0.25%(2)
Net Annual Fund Operating Expenses......       1.83%          1.93%

                                          STAGECOACH         WF
                                            EQUITY      EQUITY VALUE
                                             VALUE        PRO FORMA
                                          -----------   -------------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)].............................        None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       1.00%          1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%          0.75%
Distribution (Rule 12b-1) fee...........       0.75%          0.75%
**Other expenses........................       0.58%          0.60%
Total Annual Fund Operating
  Expenses(Gross).......................       1.83%          2.10%
Waiver..................................       0.00%(1)       0.17%(2)
Net Annual Fund Operating Expenses......       1.83%          1.93%

CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None           None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.50%          0.75%
Distribution (Rule 12b-1) fee...........       0.00%          0.00%
Other expenses..........................       0.58%          0.27%
Total Annual Fund Operating
  Expenses(Gross).......................       1.08%          1.02%
Waiver..................................       0.00%(1)       0.02%(2)
Net Annual Fund Operating Expenses......       1.08%          1.00%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.

EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                            WF
                                          STAGECOACH      EQUITY
                                            EQUITY        VALUE
                                             VALUE      PRO FORMA
                                          -----------   ----------

CLASS A
One Year................................   $     688    $     688
Three Year..............................   $     928    $     966
Five Year...............................   $   1,187    $   1,265
Ten Year................................   $   1,924    $   2,111

CLASS B
One Year................................   $     686    $     696
Three Year..............................   $     876    $     958
Five Year...............................   $   1,190    $   1,347
Ten Year................................   $   1,898    $   2,192

CLASS C
One Year................................   $     286    $     296
Three Year..............................   $     576    $     642
Five Year...............................   $     990    $   1,113
Ten Year................................   $   2,148    $   2,418

CLASS I
One Year................................   $     110    $     102
Three Year..............................   $     343    $     323
Five Year...............................   $     595    $     561
Ten Year................................   $   1,317    $   1,246

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                           WF
                                          STAGECOACH     INDEX
                                            INDEX      ALLOCATION
                                          ALLOCATION   PRO FORMA
                                          ----------   ----------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      5.75%        5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None         None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................      0.70%        0.80%
Distribution (Rule 12b-1) fee...........      0.25%        0.00%
Other expenses..........................      0.37%        0.54%
Total Annual Fund Operating
  Expenses(Gross).......................      1.32%        1.34%
Waiver..................................      0.00%(1)     0.04%(2)
Net Annual Fund Operating Expenses......      1.32%        1.30%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      5.00%        5.00%
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................      0.70%        0.80%
Distribution (Rule 12b-1) fee...........      0.75%        0.75%
Other expenses..........................      2.58%        0.69%
Total Annual Fund Operating
  Expenses(Gross).......................      4.03%        2.24%
Waiver..................................      1.97%(1)     0.19%(2)
Net Annual Fund Operating Expenses......      2.06%        2.05%

                                                           WF
                                          STAGECOACH     INDEX
                                            INDEX      ALLOCATION
                                          ALLOCATION   PRO FORMA
                                          ----------   ----------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      1.00%        1.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................      0.70%        0.80%
Distribution (Rule 12b-1) fee...........      0.75%        0.75%
Other expenses..........................      0.64%        0.57%
Total Annual Fund Operating
  Expenses(Gross).......................      2.09%        2.12%
Waiver..................................      0.03%(1)     0.07%(2)
Net Annual Fund Operating Expenses......      2.06%        2.05%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                            WF
                                          STAGECOACH      INDEX
                                             INDEX      ALLOCATION
                                          ALLOCATION    PRO FORMA
                                          -----------   ----------

CLASS A
One Year................................     $  702       $  700
Three Year..............................     $  969       $  971
Five Year...............................     $1,257       $1,263
Ten Year................................     $2,074       $2,092

CLASS B
One Year................................     $  709       $  708
Three Year..............................     $1,347       $  982
Five Year...............................     $2,101       $1,383
Ten Year................................     $3,228       $2,226

CLASS C
One Year................................     $  309       $  308
Three Year..............................     $  652       $  657
Five Year...............................     $1,121       $1,133
Ten Year................................     $2,418       $2,446

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                               WF
                                           STAGECOACH     INTERNATIONAL
                                          INTERNATIONAL      EQUITY
                                             EQUITY         PRO FORMA
                                          -------------   -------------
CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        5.75%           5.75%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................        1.00%           1.00%
Distribution (Rule 12b-1) fee...........        0.10%           0.00%
Other expenses..........................        0.96%           1.02%
Total Annual Fund Operating
  Expenses(Gross).......................        2.06%           2.02%
Waiver..................................        0.31%(1)        0.27%(2)
Net Annual Fund Operating Expenses......        1.75%           1.75%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        5.00%           5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        1.00%           1.00%
Distribution (Rule 12b-1) fee...........        0.75%           0.75%
Other expenses..........................        0.95%           1.13%
Total Annual Fund Operating
  Expenses(Gross).......................        2.70%           2.88%
Waiver..................................        0.30%(1)        0.38%(2)
Net Annual Fund Operating Expenses......        2.40%           2.50%

                                                               WF
                                           STAGECOACH     INTERNATIONAL
                                          INTERNATIONAL      EQUITY
                                             EQUITY         PRO FORMA
                                          -------------   -------------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None            None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        1.00%           1.00%
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................        1.00%           1.00%
Distribution (Rule 12b-1) fee...........        0.75%           0.75%
Other expenses..........................        0.91%           1.19%
Total Annual Fund Operating
  Expenses(Gross).......................        2.66%           2.94%
Waiver..................................        0.26%(1)        0.44%(2)
Net Annual Fund Operating Expenses......        2.40%           2.50%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                 WF
                                            STAGECOACH     INTERNATIONAL
                                          INTERNATIONAL        EQUITY
                                              EQUITY         PRO FORMA
                                          --------------   --------------
CLASS A
One Year................................      $  743           $  743
Three Year..............................      $1,155           $1,148
Five Year...............................      $1,593           $1,577
Ten Year................................      $2,804           $2,768

CLASS B
One Year................................      $  743           $  753
Three Year..............................      $1,110           $1,156
Five Year...............................      $1,603           $1,685
Ten Year................................      $2,783           $2,877

CLASS C
One Year................................      $  343           $  353
Three Year..............................      $  802           $  868
Five Year...............................      $1,387           $1,509
Ten Year................................      $2,974           $3,230

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                              WF
                                           STAGECOACH    MONEY MARKET
                                          MONEY MARKET      TRUST
                                             TRUST        PRO FORMA
                                          ------------   ------------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        None           None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................        None           None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................       0.25%          0.00%
Distribution (Rule 12b-1) fee...........       0.00%          0.00%
Other expenses..........................       0.36%          0.20%
Total Annual Fund Operating Expenses
  (Gross)...............................       0.61%          0.20%
Waiver..................................       0.41%(1)       0.00%(2)
Net Annual Fund Operating Expenses......       0.20%          0.20%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                               WF
                                           STAGECOACH     MONEY MARKET
                                          MONEY MARKET        TRUST
                                              TRUST         PRO FORMA
                                          -------------   -------------
One Year................................       $ 20            $ 20
Three Year..............................       $154            $ 64
Five Year...............................       $300            $113
Ten Year................................       $723            $255

                                                                 WF
                                            STAGECOACH        NATIONAL
                                             NATIONAL      TAX-FREE MONEY
                                          TAX-FREE MONEY    MARKET TRUST
                                           MARKET TRUST      PRO FORMA
                                          --------------   --------------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................         None             None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None             None
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................        0.25%            0.00%
Distribution (Rule 12b-1) fee...........        0.00%            0.00%
Other expenses..........................        0.38%            0.26%
Total Annual Fund Operating Expenses
  (Gross)...............................        0.63%            0.26%
Waiver..................................        0.43%(1)         0.06%(2)
Net Annual Fund Operating Expenses......        0.20%            0.20%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                  WF
                                            STAGECOACH         NATIONAL
                                             NATIONAL       TAX-FREE MONEY
                                          TAX-FREE MONEY     MARKET TRUST
                                           MARKET TRUST        PRO FORMA
                                          ---------------   ---------------

CLASS I
One Year................................      $    20           $    20
Three Year..............................      $   158           $    78
Five Year...............................      $   309           $   140
Ten Year................................      $   745           $   325

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                           WF
                                          STAGECOACH     OREGON
                                            OREGON      TAX-FREE
                                           TAX-FREE    PRO FORMA
                                          ----------   ----------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      4.50%        4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None         None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................      0.50%        0.40%
Distribution (Rule 12b-1) fee...........      0.05%        0.00%
Other expenses..........................      0.74%        0.76%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.29%        1.16%
Waiver..................................      0.52%(1)     0.39%(2)
Net Annual Fund Operating Expenses......      0.77%        0.77%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      5.00%        5.00%
Annual Fund Operating Expenses
  (expenses that are deducted from fund
  assets)
Management fee..........................      0.50%        0.40%
Distribution (Rule 12b-1) fee...........      0.75%        0.75%
Other expenses..........................      0.85%        0.76%
Total Annual Fund Operating Expenses
  (Gross)...............................      2.10%        1.91%
Waiver..................................      0.49%(1)     0.39%(2)
Net Annual Fund Operating Expenses......      1.61%        1.52%

                                                           WF
                                          STAGECOACH     OREGON
                                            OREGON      TAX-FREE
                                           TAX-FREE    PRO FORMA
                                          ----------   ----------
CLASS I
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None         None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................      0.50%        0.40%
Distribution (Rule 12b-1) fee...........      0.00%        0.00%
Other expenses..........................      0.76%        0.47%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.26%        0.87%
Waiver..................................      0.54%(1)     0.27%(2)
Net Annual Fund Operating Expenses......      0.72%        0.60%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                            WF
                                          STAGECOACH      OREGON
                                            OREGON       TAX-FREE
                                           TAX-FREE     PRO FORMA
                                          -----------   ----------

CLASS A
One Year................................     $  525       $  525
Three Year..............................     $  792       $  765
Five Year...............................     $1,078       $1,024
Ten Year................................     $1,893       $1,762

CLASS B
One Year................................     $  664       $  655
Three Year..............................     $  911       $  862
Five Year...............................     $1,284       $1,195
Ten Year................................     $2,087       $1,913

CLASS I
One Year................................     $   74       $   61
Three Year..............................     $  346       $  251
Five Year...............................     $  640       $  456
Ten Year................................     $1,475       $1,048

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                           WF
                                          STAGECOACH    OVERLAND
                                           OVERLAND      SWEEP
                                            SWEEP      PRO FORMA
                                          ----------   ----------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None         None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................      0.45%        0.45%
Distribution (Rule 12b-1) fee...........      0.30%        0.30%
Other expenses..........................      0.51%        0.50%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.26%        1.25%
Waiver..................................      0.01%(1)     0.00%(2)
Net Annual Fund Operating Expenses......      1.25%        1.25%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                            WF
                                          STAGECOACH     OVERLAND
                                           OVERLAND       SWEEP
                                             SWEEP      PRO FORMA
                                          -----------   ----------
One Year................................   $     127    $     127
Three Year..............................   $     399    $     397
Five Year...............................   $     691    $     686
Ten Year................................   $   1,522    $   1,511

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                           WF
                                          STAGECOACH     INCOME
                                          STRATEGIC       PLUS
                                            INCOME     PRO FORMA
                                          ----------   ----------

CLASS A
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................      4.50%        4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................       None         None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................      0.60%        0.60%
Distribution (Rule 12b-1) fee...........      0.05%        0.00%
Other expenses..........................      0.75%        0.96%
Total Annual Fund Operating Expenses
  (Gross)...............................      1.40%        1.56%
Waiver..................................      0.30%(1)     0.46%(2)
Net Annual Fund Operating Expenses......      1.10%        1.10%

CLASS B
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      5.00%        5.00%
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................      0.60%        0.60%
Distribution (Rule 12b-1) fee...........      0.75%        0.75%
Other expenses..........................      0.75%        1.00%
Total Annual Fund Operating Expenses
  (Gross)...............................      2.10%        2.35%
Waiver..................................      0.25%(1)     0.50%(2)
Net Annual Fund Operating Expenses......      1.85%        1.85%

                                                           WF
                                          STAGECOACH     INCOME
                                          STRATEGIC       PLUS
                                            INCOME     PRO FORMA
                                          ----------   ----------
CLASS C
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................       None         None
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................      1.00%        1.00%
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................      0.60%        0.60%
Distribution (Rule 12b-1) fee...........      0.75%        0.75%
Other expenses..........................      0.75%        0.97%
Total Annual Fund Operating Expenses
  (Gross)...............................      2.10%        2.32%
Waiver..................................      0.25%(1)     0.47%(2)
Net Annual Fund Operating Expenses......      1.85%        1.85%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                            WF
                                          STAGECOACH      INCOME
                                           STRATEGIC       PLUS
                                            INCOME      PRO FORMA
                                          -----------   ----------

CLASS A
One Year................................     $  557       $  557
Three Year..............................     $  845       $  877
Five Year...............................     $1,154       $1,220
Ten Year................................     $2,029       $2,186

CLASS B
One Year................................     $  688       $  688
Three Year..............................     $  934       $  986
Five Year...............................     $1,306       $1,410
Ten Year................................     $2,148       $2,357

CLASS C
One Year................................     $  288       $  288
Three Year..............................     $  634       $  679
Five Year...............................     $1,106       $1,198
Ten Year................................     $2,411       $2,620

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                                        WF
                                      STAGECOACH     STAGECOACH      TREASURY
                                       TREASURY       TREASURY         PLUS
                                         PLUS           PLUS       MONEY MARKET
                                     MONEY MARKET   MONEY MARKET     CLASS A
                                       CLASS A        CLASS E       PRO FORMA
                                     ------------   ------------   ------------
Shareholder Fees (fees paid
  directly from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price).........................        None           None           None
  Maximum Deferred Sales Charge
    (Load) (as a percentage of the
    lower of the NAV on the date of
    original purchase or the NAV on
    the date of the redemption)....        None           None           None
Annual Fund Operating Expenses
  (expenses that are deducted from
  fund assets)
Management fee.....................       0.25%          0.25%          0.35%
Distribution (Rule 12b-1) fee......       0.05%          0.00%          0.00%
Other expenses.....................       0.55%          0.59%          0.46%
Total Annual Fund Operating
  Expenses (Gross).................       0.85%          0.84%          0.81%
Waiver.............................       0.20%(1)       0.19%(1)       0.46%(2)
Net Annual Fund Operating
  Expenses.........................       0.65%          0.65%          0.65%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                      STAGECOACH      STAGECOACH          WF
                                     TREASURY PLUS   TREASURY PLUS   TREASURY PLUS
                                     MONEY MARKET    MONEY MARKET    MONEY MARKET
                                        CLASS A         CLASS E        PRO FORMA
                                     -------------   -------------   -------------
One Year...........................      $   66          $   66           $ 66
Three Year.........................      $  251          $  249           $243
Five Year..........................      $  452          $  447           $434
Ten Year...........................      $1,030          $1,020           $987

    These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.



                                                               WF
                                           STAGECOACH     VARIABLE RATE
                                          VARIABLE RATE    GOVERNMENT
                                           GOVERNMENT       PRO FORMA
                                          -------------   -------------
Shareholder Fees (fees paid directly
  from your investment):
  Maximum Sales Charge (Load) on
    Purchases
    (as a percentage of offering
    price)..............................        4.50%           4.50%
  Maximum Deferred Sales Charge (Load)
    (as a percentage of the lower of the
    NAV on the date of original purchase
    or the NAV on the date of the
    redemption).........................         None            None
Annual Fund Operating Expenses (expenses
  that are deducted from fund assets)
Management fee..........................        0.50%           0.50%
Distribution (Rule 12b-1) fee...........        0.25%           0.00%
Other expenses..........................        0.36%           0.54%
Total Annual Fund Operating Expenses
  (Gross)...............................        1.11%           1.04%
Waiver..................................        0.33%(1)        0.26%(2)
Net Annual Fund Operating Expenses......        0.78%           0.78%


------------------------


(1)  Fee waiver is voluntary and may be reduced or eliminated at any time.
(2) Contractual fee waivers apply for 1 year from the closing date of the reorganization. After this time, these waivers may be reduced or eliminated only with the approval of the Board of Trustees.



EXAMPLE OF EXPENSES:

    You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.


                                                                 WF
                                            STAGECOACH     VARIABLE RATE
                                          VARIABLE RATE      GOVERNMENT
                                            GOVERNMENT       PRO FORMA
                                          --------------   --------------
One Year................................      $  526           $  526
Three Year..............................      $  756           $  741
Five Year...............................      $1,004           $  974
Ten Year................................      $1,713           $1,641

                                   EXHIBIT C
                               OUTSTANDING SHARES



NAME OF PORTFOLIO AND CLASS
-----------------------------------------------------------------------------
SC Arizona Tax-Free
  Class A Shares                                                                       512,103
  Class B Shares                                                                       155,342
  Class I Shares                                                                       973,624

SC CA Tax-Free Bond
  Class A Shares                                                                    42,295,852
  Class B Shares                                                                    11,313,757
  Class C Shares                                                                     1,755,796
  Class I Shares                                                                     7,214,341

SC CA Tax-Free Income
  Class A Shares                                                                     4,166,596
  Class I Shares                                                                       761,215

SC CA Tax-Free Money Market
  Class A Shares                                                                 2,135,221,976

SC CA Tax-Free Money Market Trust
  Trust Shares                                                                     503,319,391

SC Corporate Bond
  Class A Shares                                                                       574,164
  Class B Shares                                                                     1,118,596
  Class C Shares                                                                       225,714

SC Equity Index
  Class A Shares                                                                     7,927,970
  Class B Shares                                                                       623,644
  Class O Shares                                                                             1

SC Equity Value
  Class A Shares                                                                     2,499,162
  Class B Shares                                                                     5,417,196
  Class C Shares                                                                        81,489
  Class I Shares                                                                    10,265,621

SC Index Allocation
  Class A Shares                                                                     4,843,948
  Class B Shares                                                                       638,794
  Class C Shares                                                                     2,970,140

SC International Equity
  Class A Shares                                                                     2,371,138
  Class B Shares                                                                     3,026,677
  Class C Shares                                                                        31,124

SC Money Market Trust
  Trust Shares                                                                     444,127,221

SC National Tax-Free Money Market Trust
  Trust Shares                                                                     201,281,088

NAME OF PORTFOLIO AND CLASS
-----------------------------------------------------------------------------
SC Oregon Tax-Free
  Class A Shares                                                                     1,560,932
  Class B Shares                                                                       941,646
  Class I Shares                                                                       376,757

SC Overland Sweep
  Shares                                                                         2,858,749,664

SC Strategic Income
  Class A Shares                                                                       929,896
  Class B Shares                                                                     2,987,120
  Class C Shares                                                                       259,245

SC Treasury Plus Money Market
  Class A Shares                                                                   561,826,843
  Class E Shares                                                                   565,484,295

SC Variable Rate Government                                                         13,524,381

                                    APPENDIX

STAGECOACH FUNDS, INC.           NORWEST ADVANTAGE FUNDS
111 CENTER STREET                TWO PORTLAND SQUARE
LITTLE ROCK, AR 77201            PORTLAND, ME 04101


    BY MY SIGNATURE BELOW, I APPOINT R. GREG FELTUS, RICHARD H. BLANK, JR. AND MICHAEL W. NOLTE (OFFICERS OF STAGECOACH FUNDS, INC.), THOMAS G. SHEEHAN, DON L. EVANS AND DAVID I. GOLDSTEIN (OFFICERS OF NORWEST ADVANTAGE FUNDS) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE PORTFOLIO(S) IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING(S) OF SHAREHOLDERS OF STAGECOACH FUNDS, INC. (THE "SC FUNDS") AND NORWEST ADVANTAGE FUNDS (THE "NAF FUNDS") TO BE HELD AT THE OFFICES OF MORRISON & FOERSTER LLP, 2000 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C. ON THURSDAY, AUGUST 5, 1999 AT 10:00 A.M. (EASTERN TIME), AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE COMBINED PROXY STATEMENT DATED MAY 25, 1999.


    THIS PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO THE PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF THE PROPOSAL. THE PROXIES WILL VOTE ON ANY OTHER MATTER THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

    THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS AND TRUSTEES OF SC AND NAF FUNDS, WHICH UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

    PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

    1. To reorganize the Fund into a Fund of Wells Fargo Funds Trust, a new Delaware business trust.

        / / FOR                      / / AGAINST                     / / ABSTAIN

Name of Fund ------------------------------    --------------------------------------------
                                               Signature of Shareholder

No. of Shares -------------------------------
                                               --------------------------------------------
                                               Signature of Shareholder

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY CARD. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.


FOR YOUR CONVENIENCE, YOU MAY VOTE BY ENCLOSING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR BY FAXING IT TO D.F. KING & CO., INC. AT 1-212-269-2796. YOU ALSO MAY VOTE BY THE TOLL-FREE NUMBER PRINTED ON YOUR PROXY BALLOT 24 HOURS A DAY, OR ON THE INTERNET AT WWW.PROXYVOTE.COM. A CONFIRMATION OF YOUR TELEPHONE OR FAXED VOTE WILL BE MAILED TO YOU.